Exhibit 5.1(i)


                                November 21, 2001

                                Joseph J. Tomasek
                                 Attorney At Law
                            75-77 North Bridge Street
                          Somerville, New Jersey 08876

Magnitude Information Systems, Inc.
50 Tannery Road, Unit 8
Branchburg, New Jersey 08876

Ladies and Gentlemen::

         I have acted as counsel for Magnitude Information Systems, Inc., a Delaware corporation ("Magnitude"), in connection with the preparation of a Registration Statement on Form SB-2 (the "Registration Statement") to be filed by Magnitude with the Securities and Exchange Commission (the "Commission') pursuant to the Securities Act of 1933 (the "Act"). The Registration Statement relates to up to 11,693,288 shares (the "Shares") of common stock, par value $.0001 per share (the "Common Stock").

         I have examined such corporate records, certificates and other documents as I have considered necessary or appropriate for the purposes of this opinion. In such examination, I have assumed the genuineness of all signatures and the authenticity of all documents submitted to me as copies. In examining agreements executed by parties other than Magnitude, I have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and also have assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents, and the validity and binding effect thereof. As to any facts material to the oopinion expressed herein which I have not independently verified or established, I have relied upon statements and representations of officers and representatives of Magnitude and others.

         Based on such examination, I am of the opinion that the Shares have been duly authorized for issuance and are validly issued, fully paid and non-assessable.

         I hereby consent to the inclusion of this opinion as an exhibit to the Registration Statement and to the reference to me and this opinion in the prospectus that forms a part of the Registration Statement.

                                               Very truly yours,

                                               /s/ Joseph J. Tomasek
                                               ------------------------
                                               Joseph J. Tomasek, Esq.

                                                                 EXHIBIT 5.1(ii)


                                Joseph J. Tomasek
                                 Attorney At Law
                            75-77 North Bridge Street
                          Somerville, New Jersey 08876

                                February 6, 2004

Magnitude Information Systems, Inc.
401 State Route 24
Chester, New Jersey 07930


Ladies and Gentlemen:

         I have acted as counsel for Magnitude Information Systems, Inc., a Delaware corporation ("Magnitude"), in connection with the preparation of Registration Statement on Form SB-2 (the "Registration Statement") to be filed by Magnitude with the Securities and Exchange Commission (the "Commission') pursuant to the Securities Act of 1933 (the "Act"). The Registration Statement relates to up to 26,040,037 shares (the "Shares") of common stock, par value $.0001 per share (the "Common stock").

         I have examined such corporate records, certificates and other documents as I have considered necessary or appropriate for the purposes of this opinion. In such examination, I have assumed the genuineness of all signatures and the authenticity of all documents submitted to me as copies. In examining agreements executed by parties other than Magnitude, I have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and also have assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents, and the validity and binding effect thereof. As to any facts material to the opinion expressed herein which I have not independently verified or established, I have relied upon statements and representations of officers and representatives of Magnitude and others.

         Based on such examination, I am of the opinion that the Shares have been duly authorized for issuance and are validly issued, fully-paid and non-assessable.

         I hereby consent to the inclusion of this opinion as an exhibit to the Registration Statement and to the reference to me and this opinion in the prospectus that forms a part of the Registration Statement.


                                                Very truly yours,

                                               /s/ Joseph J. Tomasek
                                               ------------------------
                                               Joseph J. Tomasek, Esq.

                                                                EXHIBIT 5.1(iii)


                                Joseph J. Tomasek
                                 Attorney At Law
                            75-77 North Bridge Street
                          Somerville, New Jersey 08876


                                 August 24, 2004

Magnitude Information Systems, Inc.
401 State Route 24
Chester, New Jersey 07930

Ladies and Gentlemen:

      I have acted as counsel for Magnitude Information Systems, Inc., a Delaware corporation ("Magnitude"), in connection with the preparation of Registration Statement on Form SB-2 (the "Registration Statement") to be filed by Magnitude with the Securities and Exchange Commission (the "Commission') pursuant to the Securities Act of 1933 (the "Act"). The Registration Statement relates to up to 62,795,481 shares (the "Shares") of common stock, par value $.0001 per share (the "Common stock").

      I have examined such corporate records, certificates and other documents as I have considered necessary or appropriate for the purposes of this opinion. In such examination, I have assumed the genuineness of all signatures and the authenticity of all documents submitted to me as copies. In examining agreements executed by parties other than Magnitude, I have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and also have assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents, and the validity and binding effect thereof. As to any facts material to the opinion expressed herein which I have not independently verified or established, I have relied upon statements and representations of officers and representatives of Magnitude and others.

      Based on such  examination,  I am of the opinion that the Shares have been
duly   authorized   for  issuance  and  are  validly   issued,   fully-paid  and
non-assessable.

      I hereby consent to the inclusion of this opinion as an exhibit to the Registration Statement and to the reference to me and this opinion in the prospectus that forms a part of the Registration Statement.


                                                Very truly yours,

                                               /s/ Joseph J. Tomasek
                                               ------------------------
                                               Joseph J. Tomasek, Esq.

                                                                 Exhibit 5.1(iv)

                               Joseph J. Tomasek
                                 Attorney At Law
                            75-77 North Bridge Street
                          Somerville, New Jersey 08876

                                  April 8, 2005

Magnitude Information Systems, Inc.
401 State Route 24
Chester, New Jersey 07930

Ladies and Gentlemen::

      I have acted as counsel for Magnitude Information Systems, Inc., a Delaware corporation ("Magnitude"), in connection with the preparation of Registration Statement on Form SB-2 (the "Registration Statement") to be filed by Magnitude with the Securities and Exchange Commission (the "Commission') pursuant to the Securities Act of 1933 (the "Act"). The Registration Statement relates to up to 31,530,000 shares (the "Shares") of common stock, par value $.0001 per share (the "Common stock").

      I have examined such corporate records, certificates and other documents as I have considered necessary or appropriate for the purposes of this opinion. In such examination, I have assumed the genuineness of all signatures and the authenticity of all documents submitted to me as copies. In examining agreements executed by parties other than Magnitude, I have assumed that such parties had the power, corporate or other, to enter into and perform all obligations thereunder and also have assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents, and the validity and binding effect thereof. As to any facts material to the opinion expressed herein which I have not independently verified or established, I have relied upon statements and representations of officers and representatives of Magnitude and others.

      Based on such  examination,  I am of the opinion that the Shares have been
duly   authorized   for  issuance  and  are  validly   issued,   fully-paid  and
non-assessable.

      I hereby consent to the inclusion of this opinion as an exhibit to the Registration Statement and to the reference to me and this opinion in the prospectus that forms a part of the Registration Statement.


                                          Very truly yours,

                                          /s/ Joseph J. Tomasek
                                          -----------------------
                                          Joseph J. Tomasek, Esq.